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                                                                    EXHIBIT 10.2



                                                                  EXECUTION COPY



                                Arris Group, Inc.
                                  $105,000,000
                  4 1/2% Convertible Subordinated Notes due 2008

                               PURCHASE AGREEMENT


                                                                  March 12, 2003


CIBC WORLD MARKETS CORP.
425 Lexington Avenue
New York, New York 10017

Ladies and Gentlemen:

                  Arris Group, Inc., a Delaware corporation (the "Company") hereby confirms its agreement with you (the "Initial Purchaser"), as set forth below.

                  1. The Notes. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchaser $105,000,000 aggregate principal amount of its 4 1/2% Convertible Subordinated Notes due 2008 (the "Firm Notes") and also proposes to grant to the Initial Purchaser an option, exercisable by the Initial Purchaser at any time (but not more than once) on or before the forty-fifth (45th) day following the date of this agreement (the "Agreement"), to purchase up to an additional $20,000,000 aggregate principal amount of 4 1/2% Subordinated Convertible Notes due 2008 (the "Optional Notes"). The Firm Notes and the Optional Notes are herein collectively referred to as the "Notes." The Notes are to be issued pursuant to an indenture (the "Indenture"), to be dated as of March 18, 2003, between the Company and The Bank of New York, as trustee (the "Trustee"). The Notes will be convertible into shares (the "Underlying Securities") of common stock, par value $0.01 per share, of the Company (the "Common Stock").

                  The Notes will be offered and sold to the Initial Purchaser without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, the "Securities Act"), in reliance on exemptions therefrom.

                  In connection with the sale of the Notes, the Company has prepared a preliminary offering circular dated March 11, 2003 (the "Preliminary Circular") and a final offering circular dated March 12, 2003 (the "Final Circular"; the Preliminary Circular and the Final Circular each herein being referred to as a "Circular"), each setting forth or including a description of the terms of the Notes, the terms of the offering of the Notes, a description of the Company and its Subsidiaries (as set forth in Schedule I) and any material developments


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relating to the Company and its Subsidiaries occurring after the date of the most recent historical financial statements included therein. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in any Circular (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in any Circular.

                  The Company understands that the Initial Purchaser proposes to make an offering of the Notes only on the terms and in the manner set forth in the Circular and Section 9 hereof as soon as the Initial Purchaser deems advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchaser reasonably believes to be qualified institutional buyers ("QIBs") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A and (ii) outside the United States to certain persons in reliance on Regulation S under the Securities Act.

                  The Initial Purchaser and its direct and indirect transferees of the Notes will be entitled to the benefits of a Registration Rights Agreement to be dated as of March 18, 2003 among the parties hereto (the "Registration Rights Agreement") pursuant to which the Company has agreed, among other things, to file a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale of the Notes by holders thereof.

                  The Notes, the Underlying Securities, the Indenture, the Registration Rights Agreement and this Agreement are herein collectively referred to as the "Transaction Documents."

                  2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Initial Purchaser that:

                  (a) Neither the Preliminary Circular as of the date thereof nor the Final Circular nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below), or up to the Additional Closing Date (as defined in Section 3 below), if any, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this
         Section 2 do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Preliminary Circular or the Final Circular. The Preliminary Circular or the Final Circular complied or will comply in all material respects with the Securities Act. The documents incorporated or deemed to be incorporated by reference in any Circular, at the time they were or hereafter are filed with the Commission complied and will


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                                       -3-


         comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Commission promulgated thereunder, the "Exchange Act").

                  (b) The documents incorporated by reference in the Preliminary Circular and the Final Circular, when filed with the Commission, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Preliminary Circular and the Final Circular, when such documents become effective or are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) Since the date of the most recent financial statements of the Company included or incorporated by reference in the Circular, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries), or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders' equity, or results of operations of the Company and its Subsidiaries taken as a whole; (ii) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole; and (iii) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case (i) through (iii) as otherwise disclosed in the Final Circular.

                  (d) The Company and each of its Significant Subsidiaries (as that term is defined in Rule l-02(w) of Regulation S-X under the Securities Act) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or leasing of property or the conduct of their respective businesses requires such qualification, and


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         have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect"). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries listed in Schedule I to this Agreement.

                  (e) The Company has an authorized capitalization as set forth in the Circular under the heading "Description of Capital Stock"; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Final Circular, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Final Circular; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise described in the Final Circular) are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except for any pledges by the Company, Arris International, Inc. and Arris Interactive L.L.C. of their capital stock and other equity interests of 65% of Foreign Subsidiaries and all of the Domestic Subsidiaries (as both terms are defined in that Credit Agreement, dated as of August 3, 2001, by and among Arris International, Inc. and Arris Interactive L.L.C., Credit Suisse First Boston, The CIT Group/Business Credit, Inc., and a syndicate of banks, financial institutions and other investors party thereto, as amended) pursuant to the Credit Agreement, as amended.

                  (f) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Notes. The Notes have been duly and validly authorized by the Company for issuance and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered to and paid for by the Initial Purchaser in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the


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         Indenture and enforceable against the Company in accordance with their terms except that the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions"); the Notes are in the form contemplated by the Indenture.

                  (g) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized by the Company and meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions.

                  (h) The Company has duly authorized and duly reserved the Underlying Securities in sufficient numbers for issuance by the Company upon conversion of the Notes and, when issued upon conversion of the Notes in accordance with the terms of the Notes, the Underlying Securities will be validly issued, fully paid and nonassessable, and the issuance of the Underlying Securities is not and upon issuance will not be subject to any preemptive rights or similar rights.

                  (i) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions and except as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy considerations.

                  (j) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions and except as any rights to indemnity or contribution


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                                       -6-


         hereunder may be limited by federal and state securities laws and public policy considerations. The Notes, the Underlying Securities, the Indenture, this Agreement and the Registration Rights Agreement conform in all material respects to the descriptions thereof in the Final Circular.

                  (k) No consent, approval, authorization, license, qualification, exemption or order of any court or governmental, or regulatory, agency or body (or third party in respect of any "Material Contracts" of the Company, as such term is defined in Rule 601 of Regulation S-K under the Securities Act) is required for the performance of the Transaction Documents by the Company or for the consummation by the Company of any of the transactions contemplated hereby and thereby, or the application of the proceeds of the issuance of the Notes as described in the Final Circular, except as has already been acquired or as may be required: (a) under state securities or "Blue Sky" laws in connection with the purchase and distribution of the Notes by the Initial Purchaser and (b) by federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement; all such consents, approvals, authorizations, licenses, qualifications, exemptions and orders set forth in the Final Circular which are required to be obtained by the Closing Date, or the Additional Closing Date, as the case may be, have been obtained or made, as the case may be, and are in full force and effect and not the subject of any pending or, to the best knowledge of the Company, threatened attack by appeal or direct proceeding or otherwise.

                  (1)      Neither the Company nor any of its Subsidiaries is
         (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses
         (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (m) The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby and by the Final Circular and the fulfillment of the terms hereof and thereof will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust,


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                                       -7-


         loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its Subsidiaries or
         (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

                  (n) The audited consolidated financial statements included in the Final Circular present fairly the consolidated financial position, results of operations and cash flows of such entities at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the interim unaudited consolidated financial statements included in the Final Circular present fairly the consolidated financial position, results of operations and cash flows of such entities at the dates and for the periods to which they relate subject to year-end audit adjustments and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with the audited consolidated financial statements included therein; the summary and selected financial and statistical data included in the Final Circular present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein.

                  (o) The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Final Circular (i) have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act and
         (ii) the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Final Circular are reasonable, are appropriate to give effect to the transactions or circumstances referred to therein and are set forth in the Final Circular.

                  (p) Except as described in the Final Circular, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others.


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                  (q)      Ernst & Young LLP, who have certified certain
         financial statements of the Company and its Subsidiaries, are independent public accountants with respect to the Company and its Subsidiaries as required by the Securities Act.

                  (r) The Company and its Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its Subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (s) The Company and its Subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Final Circular, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Final Circular, neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any material license, certificate, permit or authorization or has any reason to believe that any material license, certificate, permit or authorization will not be renewed in the ordinary course.

                  (t) There are no legal or governmental proceedings, nor are there any contracts or other documents required by the Securities Act to be described in a prospectus that are not described in the Final Circular. Except as described in the Final Circular, none of the Company or any of its Subsidiaries is in default under any of the contracts described in the Final Circular, has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (u) None of the Company or any of its Subsidiaries has taken or will take any action that would cause this Agreement or the issuance or sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date, or the Additional Closing Date, as the case may be.


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                                       -9-


                  (v) Other than liens imposed by the Credit Agreement, the Company and its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (w) The Company and its Significant Subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Final Circular, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets.

                  (x) (i) Immediately after the consummation of the transactions contemplated by the Transaction Documents, the fair value and present fair saleable value of the assets of each of the Company and its Subsidiaries will exceed the sum of its stated liabilities and identified contingent liabilities and (ii) each of the Company and its Subsidiaries is not, nor will it be, after giving effect to the execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby,
         (A) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (B) unable to pay its debts (contingent or otherwise) as they mature or (C) otherwise insolvent under applicable law.

                  (y) The Company and its Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (z) The Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Circular, will


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                                      -10-


         not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

                  (aa) None of the Company or its Subsidiaries or any of such entities' directors, officers, employees, agents or controlling persons has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result, under the Securities Act or otherwise, in, or that has constituted, stabilization or manipulation of the price of the Notes.

                  (bb) None of the Company, its Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Securities Act) which is or could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. Assuming (i) the accuracy of the representations and warranties of the Initial Purchaser in Section 9 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchaser in the manner contemplated by this Agreement to register any of the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

                  (cc) No securities of the Company are of the same class (within the meaning of Rule 144A under the Securities Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

                  (dd) No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened.

                  (ee) The Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as is adequate to protect the Company and its Subsidiaries and their respective businesses; and neither the Company nor any of its Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing


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                                      -11-


         insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

                 (ff) Each of the Company and its Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                  (gg) Except for persons or entities holding rights which have been expressly waived in connection with the sale of the Notes, or as set forth in the Final Circular, no holder of securities of the Company or any of its Subsidiaries will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

                  (hh) The statistical and market and industry-related data included in the Final Circular are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

                  (ii) Except as stated in the Final Circular, the Company does not know of any claims for services, either in the nature of a finder's fee or financial advisory fee, with respect to the offering of the Notes and the transactions contemplated by the Final Circular.

                  (jj) None of the Company, its Subsidiaries, any of its respective Affiliates or any person acting on its or their behalf (other than the Initial Purchaser) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Notes and the Company, its Subsidiaries and their respective Affiliates and any person acting on its or their behalf have acted in accordance with the offering restrictions requirement of Regulation S.

                  (kk)     Each employee benefit plan, within the meaning of
         Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

                  (ll) No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries, on the other, that is required by the Securities Act to be described in the Circular and that is not so described.

                  (mm) The Company and its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (nn) Neither the Company nor any of its Subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (oo) Other than restrictions imposed by the Company's primary credit facility, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company.

                  (pp) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Final Circular has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

                  3. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, the Firm Notes, at 96.5% of their principal amount.

                  In addition, the Initial Purchaser may, upon written notice (the "Notice") given to the Company at any time (but not more than once) on or before the forty-fifth (45th) day subsequent to the date of this Agreement, purchase all or less than all of the Optional Securities at the purchase price of the Notes plus imputed interest from the Closing Date to the related Additional Closing Date at the rate per annum equal to the interest rate borne by the Notes. The Company agrees to sell to the Initial Purchaser the aggregate principal amount of Optional Notes specified in the Notice and the Initial Purchaser agrees to purchase such Optional Notes. No Optional Notes shall be sold or delivered unless the Firm Notes previously have been, or simultaneously are, sold and delivered. Within forty-five (45) days subsequent to the date of this Agreement, the right to purchase the Optional Notes may be surrendered and terminated at any time upon notice by the Initial Purchaser to the Company.

                  One or more certificates in definitive form for the Notes that the Initial Purchaser has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchaser requests upon notice to the Company at least 48 hours prior to the Closing Date or the Additional Closing Date, as the case may be, shall be delivered by or on behalf of the Company, against payment by or on behalf of the Initial Purchaser, of the purchase price therefore by wire transfer of immediately available funds to the account of the Company previously designated by it in writing. Such delivery of and payment for the Notes shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, with respect to the Firm Notes, at 9:00 A.M., New York time, on March 18, 2003, or at such date as the Initial Purchaser and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date," and with respect to the Optional Notes, such time and date as is set forth in the Notice which may be the same time and date as the Closing Date but shall not be earlier than the Closing Date nor later than the tenth full business day after the date of the Notice, such time and date of delivery against payment being herein referred to as the "Additional Closing Date." Any such notice shall be given at least two business days prior to the time and date of delivery specified therein. The Company will make such certificate or certificates for the Notes available for checking and packaging by the Initial Purchaser at the offices in New York, New York of CIBC World Markets Corp. at least 24 hours prior to the Closing Date or the Additional Closing Date, as the case may be.

                  4. Offering by the Initial Purchaser. The Initial Purchaser proposes to make an offering of the Notes at the price and upon the terms set forth in the Final Circular as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

                  5. Certain Covenants. The Company covenants and agrees with the Initial Purchaser that:

                  (i) The Company will not amend or supplement the Final Circular or any amendment or supplement thereto of which the Initial Purchaser shall not have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have given its consent (which consent shall not be unreasonably withheld). The Company will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Preliminary Circular or the Final Circular that may be necessary in connection with the resale of the Notes by the Initial Purchaser.

                  (ii) The Company will advise the Initial Purchasers promptly, and confirm such advice in writing, (a) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Preliminary Circular or the Final Circular or the initiation or threatening of any proceeding for that purpose; (b) of the occurrence of any event at any time prior to the completion of the initial offering of the Notes as a result of which the Circular as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Circular is delivered to a purchaser, not misleading; and (c) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Notes for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Circular or the Final Circular or suspending any such qualification of the Notes and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (iii) The Company will cooperate with the Initial Purchaser in arranging for the qualification of the Notes for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchaser may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Notes by the Initial Purchaser; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to take any other action that would subject it to general service of process or to taxation in excess of a nominal amount in respect of doing business in any jurisdiction in which it is not otherwise subject.

                  (iv) The Company agrees that, without the prior written consent of the Initial Purchaser, it will not, during the period ending ninety (90) days after the date of the Final Circular, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of its common stock (other than the issuance of common stock upon conversion of the notes) or any securities convertible into or exercisable or exchangeable for its common stock (other than pursuant to employee stock option, stock purchase and 401(k) plans and other than upon the conversion or exchange of outstanding convertible or exchangeable securities outstanding as of the date of the Final Circular); provided, however, that the Company may, in connection with its acquisition of Atoga Systems, issue and deliver up to 500,000 shares of its common stock to employees of Atoga as purchase consideration.

                  (v) If, at any time prior to the completion of the resale by the Initial Purchaser of the Notes, any event shall occur as a result of which it is necessary, in the opinion of counsel for the Initial Purchaser, to amend or supplement the Final Circular in order to make such Final Circular not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if for any other reason it shall be necessary to amend or supplement the Final Circular in order to comply with applicable laws, rules or regulations, the Company shall (subject to Section 5(i)) forthwith amend or supplement such Final Circular at its own expense so that, as so amended or supplemented, such Final Circular will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading and will comply with all applicable laws, rules or regulations.

                  (vi) The Company will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of each Preliminary Circular or Final Circular or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

                  (vii) None of the Company or any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of the Notes.

                  (viii) For so long as any of the Notes remain outstanding, the Company will furnish to the Initial Purchaser (a) as soon as available, a copy of each report or other communication (financial or otherwise) of the Company mailed to the Trustee or holders of the Notes or stockholders or filed with the Commission or any national securities exchange on which any class of securities of the Company may be listed and (b) from time to time such other information concerning the Company as the Initial Purchaser may reasonably request.

                  (ix) The Company will apply the net proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Final Circular.

                  (x) Prior to the Closing Date, and again prior the Additional Closing Date, if any, the Company will furnish to the Initial Purchaser, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim consolidated financial statements of the Company and its Subsidiaries, for any period subsequent to the period covered by the most recent financial statements appearing in the Final Circular.

                  (xi) The Company will not, and will not permit any of its Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (xii) For so long as any of the Notes remain outstanding, the Company will make available at its expense, upon request, to any holder of Notes and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (xiii) The Company will use its best efforts to (a) permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (the "NASD") relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "PORTAL Market") and (b) permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

                  (xiv) In connection with Notes offered and sold in an offshore transaction (as defined in Regulation S), the Company will not register any transfer of such Notes not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Notes in the form of definitive securities.

                  (xv) If this Agreement shall terminate or shall be terminated after execution pursuant to any provision hereof (other than by reason of a default or omission by the Initial Purchaser of its obligations hereunder) or if this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Initial Purchaser for all reasonable out-of-pocket expenses (including fees and expenses of counsel for the Initial Purchaser) incurred by the Initial Purchaser in connection herewith, but in no event will the Company be liable to the Initial Purchaser for damages on account of loss of anticipated profits from the sale of the Notes.

                  (xvi) The Company will not become, at any time prior to the expiration of three years after the Closing Date, or the Additional Closing Date, if any, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (xvii) During the period of three years after the Closing Date, or the Additional Closing Date, if any, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Notes which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

              (xviii) The Company will use its reasonable best efforts to list, subject to notice of issuance, the Underlying Securities on the Nasdaq National Market (the "Nasdaq").

                  6. Expenses. Notwithstanding any termination of this Agreement (pursuant to Section 11 or otherwise), the Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Company of its obligations hereunder: (i) the preparation, printing, typing, reproduction and delivery of this Agreement and of the other Transaction Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith; (ii) the preparation, printing or reproduction of each Preliminary Circular, the Final Circular and each amendment or supplement to any of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of each Preliminary Circular, the Final Circular and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Notes; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes and Trustees' fees; (v) the reproduction and delivery of this Agreement and the other

Basic Documents, the preliminary and supplemental "Blue Sky" memoranda and all other agreements or documents reproduced and delivered in connection with the offering of the Notes; (vi) the registration or qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including filing fees and the fees, expenses and disbursements of Cahill Gordon & Reindel, counsel to the Initial Purchaser, relating to such registration and qualification); (vii) the filing fees in connection with any filings required to be made with the NASD (including the fees and disbursements of Cahill Gordon & Reindel, counsel to the Initial Purchaser, in respect thereof and in connection with obtaining an opinion of the NASD concerning the fairness of the terms and arrangements of the underwriting of the Notes); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Notes; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (x) fees and expenses of the Trustee including fees and expenses of its counsel; (xi) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market, (xii) any fees charged by investment rating agencies for the rating of the Notes and (xiii) all expenses and application fees related to the listing of the Underlying Securities.

                  7. Conditions of the Initial Purchaser's Obligations. The obligation of the Initial Purchaser to purchase and pay for the Firm Notes on the Closing Date and the Optional Notes on the Additional Closing Date, if any, is subject to the accuracy of the representations and warranties contained herein, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions unless waived in writing by the Initial Purchaser:

                  (i) The Initial Purchaser shall have received an opinion of counsel to the Company in form and substance satisfactory to the Initial Purchaser and Cahill Gordon & Reindel, counsel to the Initial Purchaser, dated the Closing Date, and again on the Additional Closing Date, if any, of Troutman Sanders LLP, substantially in the form of Exhibit A hereto. In rendering such opinion, Troutman Sanders LLP shall have received and may rely upon such certificates and other documents and information, including one or more opinions of local counsel reasonably acceptable to the Initial Purchaser and Cahill Gordon & Reindel, counsel to the Initial Purchaser, as they may reasonably request to pass upon such matters.

                  (ii) The Initial Purchaser shall have received an opinion, dated the Closing Date, and again on the Additional Closing Date, if any, of Cahill Gordon & Reindel, counsel to the Initial Purchaser, with respect to the sufficiency of certain legal matters relating to this Agreement and such other related matters as the Initial Purchaser may require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters. In addition, in rendering their opinion,

         Cahill Gordon & Reindel may state that their opinion is limited to matters of New York, Delaware corporate and federal law.

                  (iii) On the date of this Agreement and on the Closing Date and again on the Additional Closing Date, if any, Ernst & Young LLP shall have furnished to the Initial Purchaser, at the request of the Company, a letter, dated the respective dates of delivery thereof and addressed to the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Final Circular; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a "cutoff date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

                  (iv) The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing Date, and again on the Additional Closing Date, if any; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, or the Additional Closing Date, as the case may be.

                  (v) Subsequent to the execution and delivery of this Agreement and since the date of the most recent financial statements in the Final Circular (exclusive of any amendment or supplement thereto after the date hereof) (a) no event or condition of a type described in
         Section 2(c) hereof shall have occurred or shall exist, which event or condition is not described in the Circular (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Initial Purchaser makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Circular; (b) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its Subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and (c) there shall not have occurred any event or development relating to or involving any of the Company or the Subsidiaries or any of the officers or directors of the Company or the Subsidiaries that makes any statement made in the Final Circular untrue or that, in the opinion of the Company and its counsel or the Initial Purchaser and its counsel, requires the making of any addition to or change in the Final Circular in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein not misleading.

                  (vi) None of the issuance and sale of the Notes pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or threatened against the Company or against the Initial Purchaser relating to the issuance of the Notes or the Initial Purchaser's activities in connection therewith or any other transactions contemplated by this Agreement, the Final Circular or the other Transaction Documents.

                  (vii) The Initial Purchaser shall have received on and as of the Closing Date and the Additional Closing Date, if any, a certificate of the chief financial officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Initial Purchaser (a) confirming that such officers have carefully reviewed the Final Circular and, to the best knowledge of such officers, the representation of the Company set forth in Section 2(a) hereof is true and correct, (b) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and Additional Closing Date,
         (c) to the effect set forth in paragraphs (iv), (v) and (vi) of this
         Section 7; and (d) confirming that, at the Closing Date, or the Additional Closing Date, as the case may be, and, after giving effect to the consummation of the transactions contemplated by this Agreement or the other Transaction Documents, there exists no Default or Event of Default (as defined in the Indenture).

                  (viii) Each of the Transaction Documents and each other agreement or instrument executed in connection with the Transactions shall be reasonably satisfactory in form and substance to the Initial Purchaser and shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect, and there shall have been no material amendments, alterations, modifications or waivers of any provision thereof since the date of this Agreement.

                  (ix) All proceedings taken in connection with the issuance of the Notes and the transactions contemplated by this Agreement, the other Transaction Documents and all documents and papers relating thereto shall be reasonably satisfactory to the Initial Purchaser and counsel to the Initial Purchaser. The Initial Purchaser and counsel to the Initial Purchaser shall have received copies of such papers and documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to them.

                  (x) The Company shall apply the proceeds necessary from the issuance and sale of the Notes as described under "Use of Proceeds" in the Final Circular.

                  (xi) On or before the Closing Date, the Initial Purchaser shall have received the Registration Rights Agreement executed by the Company and such agreement shall be in full force and effect at all times from and after the Closing Date.

                  (xii) The Company shall have furnished or caused to be furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser shall have reasonably requested.

                  (xiii) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Notes; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Notes.

                  (xiv) The Initial Purchaser shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Initial Purchaser may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

                  (xv) The "lock-up" agreements, each substantially in the form of Exhibit B hereto, between the Initial Purchaser and each of the shareholders, officers and directors of the Company listed on Exhibit B-l hereto relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to the Initial Purchaser as of the date hereof, shall be in full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

                  All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchaser and counsel to the Initial Purchaser. The Company shall furnish to the Initial Purchaser such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Initial Purchaser shall reasonably request.

                  8. Indemnification and Contribution, (a) The Company agrees to indemnify and hold harmless the Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Final Circular (or any amendment or supplement thereto) or any Preliminary Circular, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein, provided that the Company shall not be liable to the Initial Purchaser under this Section 8(a) with respect to any Preliminary Circular to the extent that any such loss, claim, damage or liability of the Initial Purchaser results from the fact that the Initial Purchaser sold the Notes to a person as to whom it shall be established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the Final Circular or of the Final Circular as then amended or supplemented in any case where such delivery is required by the Securities Act if the Company previously furnished copies thereof in the quantity requested in accordance with Section 5(vii) hereof to the Initial Purchaser, and if such untrue statement or omission or alleged untrue statement or omission made in such Preliminary Circular is eliminated or remedied in the Final Circular (or in the Final Circular as amended or supplemented if the Company shall have furnished any amendments or supplements thereto).

                  (b) The Initial Purchaser agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Final Circular (or any amendment or supplement thereto) or any Preliminary Circular, it being understood and agreed upon that the only such information furnished by the Initial Purchaser consists of the information in the Final Circular furnished on behalf of the Initial Purchaser specifically for use therein.

                  (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 8, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 8 except to the extent that it has been actually prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 8. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 8 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any imp leaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for the Initial Purchaser, its affiliates, directors and officers and any control persons of the Initial Purchaser shall be designated in writing by the Initial Purchaser, and any such separate firm for the Company, its directors, its officers and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by the Indemnifying Person of such request, (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement and (iii) such Indemnified Person shall have given the Indemnifying Person at least 30 days' prior notice of its intention to settle. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

                  (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Initial Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the offering of the Notes and the total discounts and commissions received by the Initial Purchaser in connection therewith bear to the aggregate offering price of the Notes. The relative fault of the Company on the one hand and the Initial Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall the Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser with respect to the offering of the Notes exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

                  (g)      Notwithstanding anything to the contrary in this
Section 8, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim with respect thereto.

                  9. Offering of Notes; Restrictions on Transfer. (a) The Initial Purchaser represents and warrants that it is a QIB. The Initial Purchaser agrees with the Company that (i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and (ii) it has and will solicit offers for the Notes only from, and will offer the Notes only to, (A) in the case of offers inside the United States to persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions under Rule 144A, and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Notes such persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Final Circular (or, if the Final Circular is not in existence, the most recent Preliminary Circular).

                  (b) The Initial Purchaser represents and warrants with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes any Circular or any such other material, in all cases at its own expense; (ii) the Notes have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the

Securities Act; (iii) it has offered the Notes and will offer and sell the Notes
(A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, or the Additional Closing Date, as the case may be, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and
(iv) it agrees that, at or prior to confirmation of sales of the Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the restricted period a confirmation or notice to substantially the following effect:

         "The securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the securities at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them in Regulation S."

Terms used in this Section 9 and not defined in this Agreement have the meanings given to them in Regulation S.

                  10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Initial Purchaser or any controlling person referred to in Section 8 hereof and (ii) delivery of, payment for or disposition of the Notes, and shall be binding upon and shall inure to the benefit of any successors, assigns, heirs or personal representatives of the Company, the Initial Purchaser and indemnified parties referred to in Section 8 hereof. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                  11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to the Company given in the event that the Company shall have failed, refused or been unable to satisfy all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, or the Additional Closing Date, as the case may be, or if at or prior to the Closing Date, or the Additional Closing Date, as the case may be:

                  (i) any of the Company or the Subsidiaries shall have sustained any loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchaser, has had or has a Material Adverse Effect on the business, properties, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company or any Subsidiary), in the business, properties, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Final Circular (exclusive of any amendment or supplement thereto);

                  (ii) trading in securities of the Company or any of its Subsidiaries or in securities generally on the New York Stock Exchange, the American Stock Exchange or Nasdaq shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

                  (iii) a banking moratorium shall have been declared by New York or U.S. authorities;

                  (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States that, in the case of (A), (B) or (C) above, in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the delivery of the Notes as contemplated by the Final Circular, as amended as of the date hereof; or

                  (v) any securities of the Company or any of the Subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

                  (b)      Termination of this Agreement pursuant to this
Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

                  12. Notices. All communications hereunder shall be in writing and, (i) if sent to the Initial Purchaser, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to CIBC World Markets Corp., 425 Lexington Avenue, New York, New York 10017, Attention: Investment Banking, and with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: Roger Meltzer, Esq., and (ii) if sent to the Company, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to Arris Group, Inc., 11540 Technology Circle, Duluth, Georgia 30097, Attention: Chief Financial Officer, and with a copy to Troutman Sanders LLP, 600 Peachtree Street, NE, Atlanta, Georgia 30308-2216, Attention: W. Brinkley Dickerson, Jr., Esq.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

                  13. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of the directors, officers, employees and agents and any person or persons who control the Initial Purchaser within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 8 of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Company and any person or persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Notes from the Initial Purchaser will be deemed a successor because of such purchase.

                  14. No Waiver; Modifications in Writing. No failure or delay on the part of the Company or the Initial Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Initial Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or the Initial Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and the Initial Purchaser. Any amendment, supplement or modification of or to any provision of this

Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Initial Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

                  15. Information Supplied by the Initial Purchaser. The statements set forth in the second and fifth paragraphs, and the first four sentences of the sixth paragraph, in each case under the heading "Plan of Distribution" in the Final Circular (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by the Initial Purchaser to the Company for purposes of Section 8 hereof.

                  16. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

                  17. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

                  18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement between the Company and the Initial Purchaser.


                                    Very truly yours,
                                    ARRIS GROUP, INC.



                                    By: /s/ Lawrence A. Margolis
                                       -------------------------
                                       Name:
                                       Title


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CIBC WORLD MARKETS CORP.



By: /s/ A. MacInnes
   ---------------------------
   Name:  ANDREW MACINNES
   Title: MANAGING DIRECTOR

                                                                      Schedule I


Subsidiaries of Arris Group, Inc.


Direct Subsidiaries
-------------------
Arris Interactive L.L.C.
Arris International, Inc.


Indirect Subsidiaries
---------------------
Arris Asset Management Company
Arris Licensing Company
Texscan Corporation
ANTEC Europe Limited
ANTEC International Corporation
Texscan de Mexico, S.A. de C.V.
Electronic Connector Corp. of Illinois
Electronic System Products, Inc.
Power Guard, Inc.
ANTEC Pacific, Inc.
ANTEC Spain, Inc.
Keptel, Inc.
Keptel de Mexico S. A. de C.V.
Antec Foreign Sales Corporation
ARRIS International Netherlands, B.V.
ARRIS International Iberia, S.L.
Communicaciones Broadband S.A. de C.V.
ANTEC Latin America, Inc., Sucursal Argentina
ANTEC Do Brasil LTDA
Arris International Japan Kabushiki Kaisha
ARRIS International Telecommunicaciones

                                                                       Exhibit A



                  [Form of Opinion of Counsel for the Company]


                  (a) The Company and each of its Subsidiaries listed on Schedule A hereto (the "Material Subsidiaries") have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization and have all power and authority necessary to own or hold their respective properties and to conduct their businesses as described in the Circular. The Company and Arris International, Inc. are duly qualified to do business in Georgia. In rendering this opinion regarding good standing, we have relied solely on good standing certificates of the Company and the Material Subsidiaries.

                  (b) The authorized capital stock of the Company is as set forth in the Final Circular under the caption "Description of Capital Stock." All the outstanding shares of capital stock of the Company's Common Stock have been duly and validly authorized and issued and are fully paid and non-assessable; all the outstanding shares of capital stock or other equity interests of each Material Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable.

                  (c) The Company has the full right, power and authority to execute and deliver the Purchase Agreement and to perform its obligations thereunder; and the Purchase Agreement has been duly authorized, executed and delivered by the Company.

                  (d) The Company has the full right, power and authority to execute and deliver the Notes and perform its obligations thereunder. The Notes have been duly and validly authorized by the Company for issuance and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, and, delivered to and paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except that the enforcement thereof may be limited by the Enforceability Exceptions; the Notes are in the form contemplated by the Indenture.

                  (e) The Company has the full right, power and authority to execute and deliver the Indenture and perform its obligations thereunder. The Indenture has been duly and validly authorized, executed and delivered by the Company and meets the requirements for qualification under the Trust Indenture Act, and (assuming the due authorization, execution and delivery by the Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions.

                  (f) The Company has the full right, power and authority to execute and deliver the Registration Rights Agreement and perform its obligations thereunder. The Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions and except as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Notes, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof in the Final Offering Circular.

                  (g) The Underlying Securities have been duly authorized and reserved for issuance by the Company upon conversion of the Notes and, when issued upon conversion of the Notes in accordance with the terms of the Notes, will be validly issued, fully paid and nonassessable by the Company, and the issuance of the Underlying Securities is not subject to any preemptive rights or similar rights by operation of law or under the Company's charter or by-laws, and the holders thereof will not be subject to personal liability for the debts and obligations of the Company solely by reason of being such holders.

                  (h) Neither the Company nor any of its Material Subsidiaries is in violation of its charter or by-laws or similar organizational documents as a result of the ownership of their respective properties or the conduct of their respective businesses as described in the Circular.

                  (i) The issuance and sale of the Notes and the issuance and sale of the Underlying Securities upon conversion of the Notes and the execution, delivery and performance by the Company of the Transaction Documents, and compliance by the Company with the terms of, and the consummation of the transactions contemplated by, the Purchase Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Material Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Company's Form 10-K for the year ended December 31, 2001, the Company's 10-Q for the quarter ended March 31, 2002, the Company's 10-Q for the quarter ended June 30, 2002, the Company's 10-Q for the quarter ended September 30, 2002 or the Forms 8-K filed by the Company since December 31, 2001; (ii) to the knowledge of such counsel, result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its Material Subsidiaries or (iii) result in the violation of any federal or Georgia statute, the Delaware General Corporation Law or the Delaware Limited Liability Company Act or any rule or regulation that has been issued pursuant to any federal or Georgia statute, the Delaware General Corporation Law or the Delaware Limited Liability Company Act or any order known to us issued pursuant to any federal or Georgia statute, the Delaware General Corporation Law or the Delaware Limited Liability Company Act by any court or regulatory authority having jurisdiction over the Company or any of its Subsidiaries.

                  (j) No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of the Purchase Agreement and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Purchase Agreement, except for those that have been obtained or made prior to the date hereof and except for the registration of the Notes and the Underlying Securities under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Notes by the Initial Purchaser.

                  (k) To the best knowledge of such counsel, except as described in the Final Circular, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is the subject which, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of such counsel, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

                  (1) The descriptions in the Final Circular of statutes, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects; and, to the best knowledge of such counsel, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Final Circular and that are not so described and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be described in the Final Circular and that have not been so described.

                  (m) No securities of the Company are of the same class (within the meaning of Rule 144A under the Securities Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

                  (n) The statements set forth under the captions "Description of the Notes," "Description of Capital Stock" and "Description of the Outstanding 4 1/2% Convertible Subordinated Notes" in the Final Circular, insofar as such statements purport to summarize legal documents, are fair summaries of the documents so summarized and, insofar as such statements are summaries of matters of law or legal conclusions, are accurate summaries in all material respects.

                  (o) The Circular (other than the financial statements and related schedules therein, and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) substantially complies as to form in all material respects with the requirements of the Securities Act applicable to prospectuses that are part of registration statements on Form S-l, except for Item 11(1), (m) and (n) and Item 12 of Form S-l.

                  (p) Assuming (A) Initial Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A of the Securities Act and
(ii) the accuracy of the representations and warranties and compliance with the agreements of the Company in Sections 2 and 5 of the Purchase Agreement and of the Initial Purchaser in Section 9 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchaser under the Purchase Agreement or in connection with the initial resale of the Notes by the Initial Purchaser in accordance with Section 9 of the Purchase Agreement (i) to register the Notes under the Securities Act or (ii) to qualify the Indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any subsequent resale of any of the Notes.

                  Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Final Circular and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Final Circular (except as expressly provided above), on the basis of the foregoing, nothing has come to the attention of such counsel to cause such counsel to believe that the Final Circular as of its date and the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial information or statistical data contained therein, as to which such counsel need express no belief).

                  In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Initial Purchaser.

                  The opinion of Troutman Sanders LLP described above shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

                                                                       Exhibit B



                           [FORM OF] LOCK-UP AGREEMENT

                                                              [Month Date], 2003

         CIBC World Markets Corp.
         425 Lexington Avenue
         New York, New York 10017

                        Re: Arris Group, Inc.-- Offering of 4 1/2% Convertible
                            Subordinated Notes due 2008

Ladies and Gentlemen:

                  The undersigned understands that you have entered into a Purchase Agreement (the "Purchase Agreement") with Arris Group, Inc., a Delaware corporation (the "Company"), providing for the offering, pursuant to Rule 144A under the Securities Act of 1933, as such rule may be amended from time to time (the "Rule 144A Offering"), by you (the "Initial Purchaser") of subordinated notes (the "Notes") convertible into common stock (the "Common Stock") of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

                  In consideration of your agreement to purchase and make the Rule 144A Offering of the Notes, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without your prior written consent, which shall not be unreasonably withheld, the undersigned will not, during the period (the "Lock-Up Period") ending 90 days after the date of the offering circular relating to the Rule 144A Offering (the "Circular"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) other than (A) as a bona fide gift or bona fide gifts, provided, however, that the recipient of such bona fide gift or bona fide gifts shall execute a copy of and be bound by the terms of, this Agreement, (B) the sale of any shares of Common Stock acquired upon the exercise of options granted under the Company's stock option or stock incentive plans that would otherwise expire during the Lock-Up Period, (C) in connection with the settlement of any restricted stock units or restricted stock, pursuant to which the Company may withhold shares to pay applicable tax withholding, or (D) in connection with an option exchange offer or similar offer by the Company; or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any security convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of the Initial Purchaser, which shall not be unreasonably withheld, it will not, during the period ending 90 days after the date of the Circular, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

                  In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

                  The undersigned understands that, if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Notes to be sold thereunder, this Lock-Up Agreement shall terminate and be of no further force or effect, and the undersigned shall be released from all obligations under this Lock-Up Agreement.

                  The undersigned understands that the Initial Purchaser proposes to proceed with the Offering in reliance upon this Lock-Up Agreement.

                  THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                                    Very truly yours,



                                    By:
                                       ---------------------
                                       Name:
                                       Title


Accepted as of the date first set forth above:

CIBC WORLD MARKETS CORP.



By:
   ---------------------------
   Name:
   Title:

                                                                     Exhibit B-1

                      [Signatories to Lock-Up Agreements]

John M. Egan
Robert J. Stanzione
Lawrence A. Margolis
Gordon E. Halverson
James D. Lakin
Bryant K. Isaacs
Robert Puccini
Ronald M. Coppock
David B. Potts
Leonard E. Travis
Marc Geraci
Alex B. Best
Harry L. Bosco
John (Ian) Anderson Craig
James L. Faust
John R. Petty
Bruce Van Wagner